SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 28, 2006

                                 LTX CORPORATION
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               (Exact name of registrant as specified in charter)

       Massachusetts                                             04-2594045
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      (State or other                                          (IRS Employer
jurisdiction of incorporation)                               Identification No.)


    825 University Avenue, Norwood, Massachusetts                   02062
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      (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (781) 461-1000
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

          LTX Corporation Vice President Mukesh Mowji resigned effective November 28, 2006 to pursue other business interests.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 29, 2006                     LTX Corporation
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                                            By: /s/ Mark J. Gallenberger
                                                --------------------------------
                                                Mark J. Gallenberger
                                                Vice President & Chief Financial
                                                Officer